                                                                     EXHIBIT 1.1


                               __________ Shares

                               PAMECO CORPORATION

                              Class A Common Stock

                             UNDERWRITING AGREEMENT



                                         May __, 1997


DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
THE ROBINSON-HUMPHREY COMPANY, INC.
SCHRODER WERTHEIM & CO. INCORPORATED
  As representatives of the
    several underwriters
    named in Schedule I hereto
  c/o Donaldson, Lufkin & Jenrette
        Securities Corporation
      140 Broadway
      New York, New York  10005

Dear Sirs:

          Pameco Corporation, a Georgia corporation (the "Company"), and the stockholders of the Company named in Schedule II hereto, (collectively, the "Selling Stockholders"), severally propose to sell an aggregate of ___________ shares of Class A Common Stock, par value $0.01 per share, of the Company (the "Firm Shares"), to the several underwriters named in Schedule I hereto (the "Underwriters"). The Firm Shares consist of _________ shares to be issued and sold by the Company and ___________ outstanding shares to be sold by the Selling Stockholders. The Company also proposes to issue and sell to the several Underwriters not more than _______ additional shares of Class A Common Stock, par value $0.01 per share, of the Company (the "Additional Shares"), if
requested by the Underwriters as provided in Section 2 hereof.   The Firm Shares
and the Additional

Shares are herein collectively called the Shares.   The shares of Class A Common
Stock, par value $0.01 per share, of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the Class A Common Stock. The Class A Common Stock and the Class B Common Stock, par value $0.01 per share, of the Company are hereinafter collectively referred to as the Common Stock. The Company and the Selling Stockholders are hereinafter collectively called the Sellers.

          1.   Registration Statement and Prospectus.  The Company has prepared
               -------------------------------------
and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively called the "Act"), a registration statement on Form S-1 including a prospectus relating to
the Shares, which may be amended.   The registration statement as amended at the
time when it becomes effective, including a registration statement (if any) filed pursuant to Rule 462(b) under the Act increasing the size of the offering registered under the Act and information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or Rule 434 under the Act, is hereinafter referred to as the Registration Statement; and the Prospectus (including any prospectus subject to completion and any term sheet meeting the requirements of Rule 434(b) under the Act, taken together as the prospectus provided by the Company to meet the requirements of
Section 10(a) of the Act) in the respective forms first used to confirm sales of Shares are hereinafter referred to as the Prospectus.

          2.   Agreements to Sell and Purchase.  On the basis of the
               -------------------------------
representations and warranties contained in this Agreement, and subject to its terms and conditions, (i) the Company agrees to issue and sell ______________ Firm Shares, (ii) each Selling Stockholder agrees, severally and not jointly, to sell the number of Firm Shares set forth opposite such Selling Stockholder's name in Schedule II hereto and (iii) each Underwriter agrees, severally and not jointly, to purchase from each Seller at a price per share of $______ (the "Purchase Price") the number of Firm Shares (subject to such adjustments to eliminate fractional shares as you may determine) which bears the same proportion to the total number of Firm Shares to be sold by such Seller as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto bears to the total number of Firm Shares.

          On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, (i) the Company agrees to issue and sell up to _________ Additional Shares and (ii) the Underwriters shall have the right to purchase, severally and not jointly, up to an aggregate
_______ Additional Shares from the Company at the Purchase Price.   Additional
Shares may be purchased solely for the purpose of covering over-allotments made
in connection with the offering of the Firm Shares.   The Underwriters may
exercise their right to purchase Additional Shares in whole or in part from time to time by giving written notice thereof to the Company within 30 days after the date of this Agreement. You shall give any such notice on behalf of the Underwriters and such notice shall specify the aggregate number of Additional Shares to be purchased pursuant to such exercise and the date for payment and delivery thereof. The date specified in any such notice shall be a business day
(i) no earlier than the Closing Date (as hereinafter defined), (ii) no later than ten business days after such notice has been given and (iii) no earlier
than two business days after such notice has been given.   If any Additional
Shares are to be purchased, each Underwriter, severally and not jointly, agrees to purchase from the Company the number of Additional Shares (subject to such adjustments to eliminate fractional shares as you may determine) which bears the same proportion to the total number of Additional Shares to be purchased from the Company as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I bears to the total number of Firm Shares.

          The Sellers hereby agree, severally and not jointly, and the Company hereby agrees, not to offer, sell, pledge, contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of directly or indirectly any shares of common stock of the Company or any securities convertible into or exercisable or exchangeable for common stock or in any other manner transfer all or a portion of the economic conse-quences associated with the ownership of any common stock (regardless of whether any of the foregoing transactions is to be settled by the delivery of the common stock or such other securities, in cash or otherwise), except to the Underwriters pursuant to this Agreement, for a period of 180 days after the date of the Prospectus without the prior written consent of Donaldson, Lufkin & Jenrette Securities Corporation, and the Company shall, concurrently with the execution of this Agreement, deliver an agreement executed by (i) each of the directors and officers of the Company and (ii) each stockholder listed on Annex I hereto to the effect that such person will not engage in any of the foregoing transactions with respect to any common stock or any securities convertible into or exchangeable for common stock, in each case beneficially owned by such person during such period. Notwithstanding the foregoing, during such 180 period (i) the Company may grant stock options pursuant to the Company's existing stock option plan, (ii) the Company may issue shares of common stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and (iii) each of the Company's directors and officers and each stockholder listed on Annex I may transfer common stock by way of off-market transfers to those of their respective affiliates (as that term is defined in Rule 144 under the Act) which agree in writing with the Underwriters to be bound by the provisions of this paragraph.

          3.   Terms of Public Offering.  The Sellers are advised by you that
               ------------------------
the Underwriters propose (i) to make a public offering of their respective portions of the Shares as soon after the execution and delivery of this Agreement as in your judgment is advisable and (ii) initially to offer the Shares upon the terms set forth in the Prospectus.

          4.   Delivery and Payment.  Delivery to the Underwriters of and
               --------------------
payment for the Firm Shares shall be made at 9:00 A.M., New York City time, on
May __, 1997 (the "Closing Date"), at such place as you shall designate.   The
Closing Date and the location of delivery of and the form of payment for the Firm Shares may be varied by agreement between you and the Sellers.

          Delivery to the Underwriters of and payment for any Additional Shares to be purchased by the Underwriters shall be made at such place as you shall designate at 9:00 A.M., New York City time, on the date specified in the applicable exercise notice given by you pursuant to Section 2 (an "Option Closing Date"). Any such Option Closing Date and the location of delivery of and the form of payment for such Additional Shares may be varied by agreement between you and the Company.

          Certificates for the Shares shall be registered in such names and issued in such denominations as you shall request in writing not later than two full business days prior to the Closing Date or an Option Closing Date, as the case may be. Such certificates shall be made available to you for inspection not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date or an Option Closing Date, as the case may be. Certificates in definitive form evidencing the Shares shall be delivered to you on the Closing Date or an Option Closing Date, as the case may be, with any transfer taxes thereon duly paid by the respective Sellers, for the respective accounts of the several Underwriters, against payment to the Sellers of the Purchase Price therefor by wire transfer of Federal or other funds immediately available in New York City.

          5.   Agreements of the Company.  The Company agrees with you:
               -------------------------

          (a) To advise you promptly and, if requested by you, to confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment to it becomes effective, (ii) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for such purposes (iv) if the Company is required to file a registration statement pursuant to Rule 462(b) under the Act increasing the size of the offering (a "Rule 462(b) Registration Statement") after the effectiveness of this Agreement, when the Rule 462(b) Registration Statement has become effective and (v) of the happening of any event during the period referred to in paragraph (d) below which makes any state-ment of a material fact made in the Registration Statement or the Prospectus untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

          (b) To furnish to you, without charge, 4 signed copies of the Registration Statement as first filed with the Commission and of each amendment to it, including all exhibits, and to furnish to you and each Underwriter designated by you such number of conformed copies of the Registration Statement as so filed and of each amendment to it, without exhibits, as you may reasonably request.

          (c) To prepare the Registration Statement and the Prospectus in a form approved by you and not to file any amendment or supplement to the Registration Statement, whether before or after the time when it becomes effective, or to make any amendment or supplement to the Prospectus including the issuance or filings of any term sheet within the meaning of Rule 434 of which you shall not previously have been advised or to which you shall reasonably object; and to prepare and file with the Commission, promptly upon your reasonable request, any amendment or supplement to the Registration Statement or the Prospectus including the issuance or filings of any term sheet within the meaning of Rule 434 which may be necessary or advisable in connection with the distribution of the Shares by you, and to use its best efforts to cause any such amendment to the Registration Statement to become promptly effective.

          (d) Prior to 10:00 A.M. New York City time on the business day next succeeding the date of this Agreement, and from time to time thereafter for such period as in the opinion of counsel for the Underwriters a prospectus is required by law to be delivered in connection with sales by an Underwriter or a dealer, to furnish to each Underwriter and dealer as many copies of the Prospectus (and of any amendment or supplement to the Prospectus) as such Underwriter or dealer may reasonably request.

          (e) If during the period specified in paragraph (d) any event shall occur as a result of which, in the opinion of counsel for the Underwriters it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with any law, forthwith to prepare and file with the Commission an appropriate amendment or supplement to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with applicable law, and to furnish to each Underwriter and to such dealers as you shall specify, such number of copies thereof as such Underwriter or dealers may reasonably request.

          (f) Prior to any public offering of the Shares, to cooperate with you and counsel for the Underwriters in connection with the registration or qualification of the Shares for offer and sale by the several Underwriters and by dealers under the state securities or Blue Sky laws of such jurisdictions as you may request, to continue such qualification in effect so long as required for distribution of the Shares and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification.

          (g) To mail and make generally available to its stockholders as soon as reasonably practicable an earnings statement covering a period of at least twelve months after the effective date of the Registration Statement (but in no event commencing later than 90 days after such date) which shall satisfy the provisions of Section 11(a) of the Act, and to advise you in writing when such statement has been so made available.

          (h) During the period of five years after the date of this Agreement,
(i) to mail as soon as reasonably practicable after the end of each fiscal year to the record holders of its Common Stock a financial report of the Company and its subsidiaries on a consolidated basis (and a similar financial report of all unconsolidated subsidiaries, if any), all such financial reports to include a consolidated balance sheet, a consolidated statement of operations, a consolidated statement of cash flows and a consolidated statement of shareholders' equity as of the end of and for such fiscal year, together with comparable information as of the end of and for the preceding year, certified by independent certified public accountants, and (ii) to mail and make generally available as soon as practicable after the end of each quarterly period (except for the last quarterly period of each fiscal year) to such holders, a consolidated balance sheet, a consolidated statement of operations and a consolidated statement of cash flows (and similar financial reports of all unconsolidated subsidiaries, if any) as of the end of and for such period, and for the period from the beginning of such year to the close of such quarterly period, together with comparable information for the corresponding periods of the preceding year.

          (i) During the period referred to in paragraph (h), to furnish to you as soon as available a copy of each report or other publicly available information of the Company mailed to the holders of Common Stock or filed with the Commission and such other publicly available information concerning the Company and its subsidiaries as you may reasonably request.

          (j) If the Registration Statement at the time of the execution and delivery of this Agreement does not cover all of the Shares, to file a Rule 462(b) Registration Statement with the Commission registering the Shares not so covered in compliance with Rule 462(b) by 10:00 P.M., New York City time, on the date of this Agreement and to pay to the Commission the filing fee for such Rule 462(b) Registration Statement at the time of the filing thereof or to give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

          (k) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement including (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the registration and delivery of the Shares under the Act and all other fees or expenses in connection with the preparation, printing, filing and distribution of the Registration

Statement (including financial statements and exhibits), any preliminary prospectus, the Prospectus and all amendments and supplements to any of the foregoing prior to or during the period specified in paragraph (d), including the mailing and delivering of copies thereof to the Underwriters and dealers in the quantities specified herein, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) all costs of printing or producing this Agreement and any other documents in connection with the offering, purchase, sale or delivery of the Shares, (iv) all expenses in connection with the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the several states and the cost of printing or producing any Preliminary and Supplemental Blue Sky Memoranda in connection therewith (including the filing fees and fees and disbursements of counsel for the Underwriters in connection with such registration or qualification and memoranda relating thereto), (v) the filing fees and disbursements of counsel for the Underwriters in connection with the review and clearance of the offering of the Shares by the National Association of Securities Dealers, Inc., (vi) all fees and expenses in connection with the preparation and filing of the registration statement on Form 8-A relating to the Class A Common Stock and all costs and expenses incident to the listing of the Shares on the New York Stock Exchange and any other national securities exchanges and foreign stock exchanges and, if applicable, the quotation of the Shares on the NASDAQ National Market,
(vii) the cost of printing certificates representing the Shares, (viii) the costs and charges of any transfer agent, registrar or depositary, and (ix) and all other costs and expenses incident to the performance of the obligations of the Sellers hereunder for which provision is not otherwise made in this Section 3.

          (l) To use its best efforts to list, subject to notice of issuance, the Shares on the New York Stock Exchange and to maintain the listing of the Shares on the New York Stock Exchange for a period of three years after the effective date of the Registration Statement.

          (m) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Company prior to the Closing Date or any Option Closing Date, as the case may be, and to satisfy all conditions precedent to the delivery of the Shares.

          6.   Representations and Warranties of the Company.  The Company
               ---------------------------------------------
represents and warrants to each Underwriter that:

          (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

          (b) (i) Each part of the Registration Statement, when such part became effective, did not contain and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Act and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph (b) do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

          (c) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act, and each Registration Statement filed pursuant to Rule 462(b) under the Act, if any, complied when so filed in all material respects with the Act and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph (c) do not apply to statements or omissions in any preliminary prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

          (d) Each of the Company and Pameco Securitization Corporation (the "Subsidiary") has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as described in the Prospectus and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and the Subsidiary, taken as a whole. The Subsidiary is the only subsidiary of the Company.

          (e) There are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or liens granted or issued by the Company or the Subsidiary related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of the Company or any of its subsidiaries, except as otherwise disclosed in the Registration Statement. All of the outstanding shares of capital stock of, or other ownership interests in, the Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by the Company, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature.

          (f) All the outstanding shares of capital stock of the Company (including the Shares to be sold by the Selling Stockholders) have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights; and the Shares to be issued and sold by the Company hereunder have been duly authorized and, when issued and delivered to the Underwriters against payment therefor as provided by this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights.

          (g) The authorized capital stock of the Company, including the Common Stock, conforms as to legal matters to the description thereof contained in the Prospectus.

          (h) Neither the Company nor the Subsidiary is in violation of its respective charter, articles of incorporation or by-laws or in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan or credit agreement, mortgage, lease or other agreement or instrument that is material to the Company and the Subsidiary, taken as a whole, to which the Company or the Subsidiary is a party or by which it or the Subsidiary or their respective property is bound.

          (i) The execution, delivery and performance of this Agreement by the Company, compliance by the Company with all the provisions hereof and the consummation of the transactions contemplated hereby will not require any consent, approval, authorization or other order of or qualification with any court, regulatory body, administrative agency or other governmental body (except as such may be required under the securities or Blue Sky laws of the various states) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter, articles of incorporation or by-laws of the Company or the Subsidiary or any indenture, loan or credit agreement, mortgage, lease or other agreement or instrument to which it or the Subsidiary is a party or by which it or any of its subsidiaries or their respective property is bound, or violate or conflict with any laws, rules, regulations, judgments, orders or decrees of any court, governmental agency or body having jurisdiction over the Company, the Subsidiary or their respective property, except those that would not have, singly or in the aggregate, a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiary, taken as a whole or otherwise affect consummation of the transactions contemplated hereby (each, a "Material Adverse Effect").

          (j) There are no legal or governmental proceedings pending or threatened to which the Company or the Subsidiary is a party or to which any of their respective property is subject that are required to be described in the Registration Statement or the Prospectus and are not so described; nor are there any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

          (k) Neither the Company nor the Subsidiary has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), nor any federal or state law relating to discrimination in the hiring, promotion or pay of employees nor any applicable federal or state wages and hours laws, nor any provisions of the Employee Retirement Income Security Act of 1974 or the rules and regulations promulgated thereunder, except for such violations which singly and in the aggregate would not result in any material adverse change in the business, prospects, financial condition or results of operation of the Company and the Subsidiary, taken as a whole.

          (l) Each of the Company and the Subsidiary has such permits, licenses, franchises and autho rizations of governmental or regulatory authorities
("permits"), including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease and operate its respective properties and to conduct its business except where failure to have such permits would not have, singly or in the aggregate, a Material Adverse Effect; each of the Company and the Subsidiary is in compliance with the terms and conditions of all such permits and no event has occurred which allows, or after notice or lapse of time or both would allow, revocation or termination thereof or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such permit; such permits contain no restrictions that are materially burdensome to the Company or the Subsidiary; except where such failure to have, or comply with the terms or conditions of, such permits, the occurrence of any such event or the presence of any such restriction would not have, singly or in the aggregate, a Material Adverse Effect.

          (m) There are no costs or liabilities known to the Company associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would have, singly or in the aggregate, a Material Adverse Effect on the business, prospects, financial condition or results of operations of the Company and the Subsidiary taken as a whole.

          (n) This Agreement has been duly authorized, executed and delivered by the Company.

          (o) Except as otherwise set forth in the Prospectus or such as are not material to the business, prospects, financial condition or results of operation of the Company and its subsidiaries, taken as a whole, each of the Company and the Subsidiary has good and marketable title, free and clear of all liens, claims, encumbrances and restrictions except liens for taxes not yet due and payable and as described in the Registration Statement, to all property and assets described in the Registration Statement as being owned by it. All leases to which the Company or the Subsidiary is a party are valid and binding and no default has occurred or is continuing thereunder, which might result in any material adverse change in the business, prospects, financial condition or results of operation of the Company and the Subsidiary taken as a whole, and the Company and the Subsidiary enjoy peaceful and undisturbed possession under all such leases to which any of them is a party as lessee with such exceptions as do not materially interfere with the use made thereof by the Company or the Subsidiary.

          (p) Each of the Company and the Subsidiary maintains reasonably adequate insurance or has established reasonably adequate reserves to cover usual business and other risks.

          (q) Ernst & Young LLP are independent public accountants with respect to the Company and its subsidiaries as required by the Act.

          (r) The financial statements, together with related schedules and notes forming part of the Registration Statement and the Prospectus (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Registration Statement and the Prospectus (and any amendment or supplement thereto) is, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

          (s) The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

          (t) Except for the Registration Rights Agreement dated March 19, 1992 between the Company and certain banks and other institutions listed in Exhibit A thereto (the "Existing Registration Rights Agreement"), there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company or to require the Company to include any such securities of the Company in a registration statement filed under the Act including (without limitation) with the Shares registered pursuant to the Registration Statement.

          (u) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there has not occurred any mate-rial adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and the Subsidiary, taken as a whole,
(ii) there has not been any material adverse change or any development involving a prospective material adverse change in the capital stock or in the long-term debt of the Company or any of its subsidiaries and (iii) neither the Company nor any of its subsidiaries has incurred any material liability or obligation, direct or contingent.

          (v) The Company has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida).

          (w) In the case of any term sheet and prospectus subject to completion provided by the Company to the Underwriters for use in connection with the offering and sale of the Shares pursuant to Rule 434 under the Act, such term sheet and prospectus together are not materially different from the prospectus included in the Registration Statement at the time of effectiveness or an effective post-effective amendment thereto and such term sheet sets forth all information material to investors with respect to the offering that is not disclosed in the prospectus subject to completion or the confirmation.

          (x) Each of the Company and the Subsidiary maintains a system of internal accounting controls sufficient to provide reasonable assurance that
(i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and any appropriate action is taken with respect to any differences.

          (y) All material tax returns required to be filed by the Company and the Subsidiary in any jurisdiction have been filed, other than those filings being contested in good faith, and all material taxes, includ-ing withholding taxes, penalties and interest, assessments, fees and other charges due pursuant to such returns or pursuant to any assessment received by the Company or the Subsidiary have been paid, other than those being contested in good faith and for which adequate reserves have been provided.

          (z) The Company has filed a registration statement pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to register the Class A Common Stock, has filed an application to list the Class A Common Stock on the New York Stock Exchange, and has received notification that the listing has been approved, subject to notice of issuance.

          7.   Representations and Warranties of the Selling Stockholders.  Each
               ----------------------------------------------------------
Selling Stockholder severally represents and warrants to each Underwriter that:

          (a) Such Selling Stockholder is the registered and beneficial owner of the Shares to be sold by such Selling Stockholder pursuant to this Agreement and has, and on the Closing Date will have, good and clear title to such Shares, free of all restrictions on transfer, liens, encumbrances, security interests and claims whatsoever.

          (b) Upon delivery of and payment for such Shares pursuant to this Agreement, good and clear title to such Shares will pass to the Underwriters, free of all restrictions on transfer, liens, encumbrances, security interests and claims whatsoever.

          (c) Such Selling Stockholder has, and on the Closing Date will have, full legal right, power and authority to enter into this Agreement and the Custody Agreement between such Selling Stockholder and __________________________________, as Custodian (a "Custody Agreement") and to
sell, assign, transfer and deliver such Shares in the manner provided herein and therein, and this Agreement and such Custody Agreement have been duly authorized, executed and delivered by such Selling Stockholder and each of this Agreement and such Custody Agreement is a valid and binding agreement of such Selling Stockholder enforceable in accordance with its terms, except (i) as may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally, (ii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, and (iii) that the enforceability of any rights to indemnity or contribution may be limited by federal or state securities laws or by public policy.

          (d) The power of attorney signed by such Selling Stockholder appointing Gerald V. Gurbacki and Theodore R. Kallgren, or either one of them, as his attorney-in-fact to the extent set forth therein with regard to the transactions contemplated hereby and by the Registration Statement and the Custody Agreement executed by such Selling Stockholder has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and is a valid and binding instrument of such Selling Stockholder enforceable in accordance with its terms (except (i) as may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally, (ii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, and (iii) that the enforceability of any rights to indemnity or contribution may be limited by federal or state securities laws or by public policy) and, pursuant to such power of attorney, such Selling Stockholder has authorized Gerald V. Gurbacki and Theodore R. Kallgren, or either one of them, to execute and deliver on his behalf this Agreement and any other document necessary or desirable in connection with transactions contemplated hereby and to deliver the Shares to be sold by such Selling Stockholder pursuant to this Agreement.

          (e) Such Selling Stockholder has not taken, and will not take, directly or indirectly, any action designed to, or which might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares pursuant to the distri-bution contemplated by this Agreement, and other than as permitted by the Act, the Selling Stockholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares.

          (f) The execution, delivery and performance of this Agreement by such Selling Stockholder, compliance by such Selling Stockholder with all the provisions hereof and the consummation of the transactions contemplated hereby will not require any consent, approval, authorization or other order of, or qualification with, any court, regulatory body, administrative agency or other governmental body (except as may be required under the Act, state securities laws or Blue Sky laws) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, organizational documents of such Selling Stockholder, if not an individual, or any indenture, loan or credit agreement, mortgage, lease or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder or property of such Selling Stockholder is bound, or violate or conflict with any laws, rules, regulations, judgments, orders or decrees of any court, governmental agency or body having jurisdiction over such Selling Stockholder or property of such Selling Stockholder.

          (g) Such parts of the Registration Statement under the caption "Principal and Selling Shareholders" which specifically relate to such Selling Stockholder do not, and will not on the Closing Date (and any Option Closing
Date), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of circumstances under which they were made, not misleading.

          (h) At any time during the period described in paragraph 5(d) hereof, if there is any change in the information referred to in paragraph 7(g) above, such Selling Stockholder will immediately notify you of such change.

          8.   Indemnification.  (a)  The Company agrees to indemnify and hold
               ---------------
harmless each Underwriter, its directors, its officers and each person, if any, who controls any Underwriter, from and against any and all losses, claims, damages, liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished in writing to the Company by or on behalf of such Underwriter through you expressly for use therein; provided, however, that the foregoing indemnity agreement with respect
         -----------------
to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages and liabilities and judgments purchased Shares, or any director or officer of or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended and supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or judgment.

          (b) Each of the Selling Stockholders, severally and not jointly, agrees to indemnify and hold harmless each Underwriter, its directors, its officers and each person, if any, who controls any Underwriter, from and against any and all losses, claims, damages, liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with respect to claims, actions and proceedings based on information relating to, or supplied by such Selling Stockholder. Notwithstanding the foregoing, the aggregate liability of any Selling Stockholder pursuant to the provisions of this paragraph (b) shall be limited to an amount equal to the aggregate purchase price received by such Selling Stockholder from the sale of such Selling Stockholder's Shares hereunder; provided, however, that the
                                             -----------------
foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages and liabilities and judgments purchased Shares, or any director or officer of or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended and supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or judgment.

          (c) In case any proceeding (including governmental investigation) shall be brought against any Underwriter or any director or officer of or any person controlling such Underwriter, based upon any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto and with respect to which indemnity may be sought against the Company or any of the Selling Stockholders, such Underwriter shall promptly notify the Company or such Selling Stockholders, as applicable, in writing and the Company or such Selling Stockholders, if applicable, shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses. Any Underwriter or any director or officer of or person controlling such Underwriter shall have the right to employ separate counsel in any such proceeding and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter, director, officer or controlling person unless (i) the employment of such counsel has been specifically authorized in writing by the Company or such Selling Stockholders, if applicable, (ii) the Company or such Selling Stockholders, if applicable, shall have failed to assume the defense and employ coun-sel or (iii) the named parties to any such proceeding (including any impleaded parties) include both such Underwriter, director, officer or controlling person and the Company or such Selling Stockholders, as the case may be, and such Underwriter, director, officer or controlling person shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company or the Selling Stockholders, as the case may be, (in which case the Company or the Selling Stockholders, as applicable, shall not have the right to assume the defense of such proceeding on behalf of such Underwriter, director, officer or controlling person). In any such case described in the immediately preceding sentence, the Company and, if applicable, such Selling Stockholders shall not, in connection with any one such proceeding or separate but substantially similar or related proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Underwriters, directors, officers and controlling persons. In any case where any Underwriter, or any director or officer of, or person controlling such Underwriter has the right to employ separate counsel at the Company's or any Selling Stockholder's expense, such counsel shall be designated in writing by Donaldson, Lufkin & Jenrette Securities Corporation and all fees and expenses of such counsel shall be reimbursed as they are incurred. The Company or, if applicable, any such Selling Stockholder shall not be liable for any settlement of any such action effected without the written consent of the Company or such Selling Stockholder, as the case may be, but if settled with the written consent of the Company or such Selling Stockholder, the Company or, if applicable, such Selling Stockholder agrees to indemnify and hold harmless any Underwriter and any director, officer and controlling person of such Underwriter from and against any loss or liability by reason of such settlement. Notwithstanding the immediately preceding sentence, if in any case where the fees and expenses of counsel are at the expense of the indemnifying party and an indemnified party shall have requested the indemnifying party to reimburse the indemnified party for such fees and expenses of counsel as incurred, such indemnifying party agrees that it shall also be liable for any settlement of any action effected without its written consent if (i) such settlement is entered into more than ten business days after the receipt by such indemnifying party of the aforesaid request for reimbursement and (ii) such indemnifying party shall have failed to reimburse the indemnified party in accordance with such request for reimbursement prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.


          (d) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and any person controlling the Company and each Selling Stockholder, its directors, its officers who sign the Registration Statement and any person controlling the Selling Stockholder to the same extent as the foregoing indemnity from the Sellers to each Underwriter but only with reference to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter through you expressly for use in the Registration Statement, the Prospectus or any preliminary prospectus. In case any proceeding shall be brought against the Company, any such director, officer or any person controlling the Company or any Selling Stockholder based on the Registration Statement, the Prospectus or any preliminary prospectus and in respect of which indemnity may be sought against any Underwriter, the Underwriter shall have the rights and duties given to the Sellers (except that if any Seller shall have assumed the defense thereof, such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), and the Company, any such directors and officers and any person controlling the Company and each Selling Stockholder, its directors, its officers who sign the Registration Statement and any person controlling the Selling Stockholder shall have the rights and duties given to such Underwriter by Section 8(c) hereof (except that if the Company, any Selling Stockholder, any such directors or officers or any such controlling person shall have the right to employ separate counsel at such Underwriter's expense pursuant to Section 8(c), such counsel shall be designated by the Company).

          (e) To the extent the indemnification provided for in this Section 8 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Sellers on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Sellers and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Sellers and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Sellers, and the total underwriting discounts and commissions received by the Underwriters, bear to the total price to the public of the Shares, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Sellers and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (f) The Sellers and the Underwriters agree that it would not be just and equitable if contribution pursuant to Section 8(e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to Section 8(e) are several in proportion to the respective number of Shares purchased by each of the Underwriters hereunder and not joint.

          (g) The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

          (h) In this Agreement, references to a person "controlling" another person or a "controlling person" shall be deemed to be a reference to a person who controls that other person within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act.

          9.   Conditions of Underwriters' Obligations.  The several obligations
               ---------------------------------------
of the Underwriters to purchase the Firm Shares under this Agreement are subject to the satisfaction of each of the following conditions:

          (a) All the representations and warranties of the Company contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

          (b) The Registration Statement shall have become effective not later than 5:00 P.M.(and in the case of a Registration Statement filed under Rule 462(b) of the Act, not later than 10:00 p.m.), New York City time, on the date of this Agreement or at such later date and time as you may approve in writing, and at the Closing Date no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or contemplated by the Commission.

          (c) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there shall not have occurred any change or any development involving a prospective change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and the Subsidiary, taken as a whole, (ii) there shall not have been any change or any development involving a prospective change in the capital stock or in the long-term debt of the Company or the Subsidiary and (iii) neither the Company nor the Subsidiary shall have incurred any liability or obligation, direct or contingent, the effect of which, in any such case described in clause (i), (ii) or (iii), in your judgment, is material and adverse and, in your judgment, makes it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

          (d) You shall have received on the Closing Date a certificate dated the Closing Date, signed by Gerald V. Gurbacki and Theodore R. Kallgren, in their respective capacities as the Chief Executive Officer and Chief Financial Officer of the Company, confirming the matters set forth in paragraphs (a), (b) and (c)(i) and (ii) of this Section 8.

          (e) All the representations and warranties of the Selling Stockholders contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date and you shall have received a certificate to such effect, dated the Closing Date, from each Selling Stockholder.

          (f) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Underwriters), dated the Closing Date, of Kilpatrick Stockton LLP, counsel for the Company, substantially to the effect that:

          (i) Each of the Company and the Subsidiary has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority required to carry on its business as it is currently being conducted and as described in the Prospectus and to own, lease and operate its properties;

          (ii) Each of the Company and the Subsidiary is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect;

          (iii) all of the outstanding shares of capital stock of the Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable, and to such counsel's knowledge, based solely on a review of stock records and minute books, are owned by the Company, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature;

          (iv) all the outstanding shares of capital stock of the Company (including the Shares to be sold by the Selling Stockholders) have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights arising by operation of law, under the articles of incorporation or by-laws of the Company or to the best of such counsel's knowledge under any agreement to which the Company is a party;

          (v) the Shares to be issued and sold by the Company hereunder have been duly authorized, and when issued and delivered to the Underwriters against payment therefor as provided by this Agreement, will have been validly issued and will be fully paid and non-assessable, and the issuance of such Shares is not subject to any preemptive or similar rights arising by operation of law, under the articles of incorporation or by-laws of the Company or to the best of such counsel's knowledge under any agreement to which the Company is a party;

          (vi) The Registration Statement has been declared effective under the Act as of ___ [am/pm] and on ___, 1997, any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b), no stop order suspending the effectiveness of the Registration Statement has been issued, and to the best of such counsel's knowledge and information no proceedings for that purpose have been instituted or are pending before or threatened by the Commission;

          (vii) the statements under the captions "Description of Certain Indebtedness", "Shares Eligible for Future Sale" and "Description of Capital Stock" in the Prospectus and Item 14 of Part II of the Registration Statement insofar as such statements constitute a summary of legal matters, documents or legal proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings;

          (viii) neither the Company nor the Subsidiary is in violation of its respective charter or articles of incorporation or by-laws and, to the best of such counsel's knowledge after due inquiry, neither the Company nor any of its subsidiaries is in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan or credit agreement, mortgage, lease or other agreement or instrument which, based upon a certificate of two officers of the Company, is material to the Company and the Subsidiary taken as a whole, or otherwise is described or referred to in the Registration Statement or the Prospectus or filed as an exhibit to the Registration Statement, to which the Company or the Subsidiary is a party or by which it or the Subsidiary or their respective property is bound (collectively, "Material Contracts");

          (ix) the execution, delivery and performance of this Agreement by the Company, compliance by the Company with all the provisions hereof and the consummation of the transactions contemplated hereby will not require any consent, approval, authorization or other order of or qualification with, any federal, Georgia or Delaware court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter, articles of incorporation, or by-laws of the Company or the Subsidiary, any Material Contract or violate or conflict with any laws, rules or regulations that such counsel knows to be applicable to the transactions contemplated by the Agreement, or any judgments, orders or decrees known to such counsel of any court, or any governmental agency or body having jurisdiction over the Company or the Subsidiary or their respective property;

          (x) after due inquiry, which includes formal docket searches of federal and state courts in Georgia and Delaware only, does not include any formal docket search, such counsel does not know of any legal or governmental proceeding pending or threatened to which the Company or the Subsidiary is a party or to which any of their respective property is subject that is required to be described in the Registration Statement or the Prospectus and is not so described, or of any statute, regulation, contract or other document which is required to be described in the Registration Statement or the Prospectus or is required to be filed as an exhibit to the Registration Statement that is not described or filed as required;

          (xi) to the best of such counsel's knowledge and belief, after due inquiry, each of the Company and the Subsidiary is in compliance with all federal and state laws, regulations and rulings applicable to it, the non-compliance with which is likely to have a Material Adverse Effect.

          (xii) the Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

          (xiii) to the best of such counsel's knowledge after due inquiry, except for the Existing

Registration Rights Agreement, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company or to require the Company to include any such securities of the Company in a registration statement filed under the Act including (without limitation) with the Shares registered pursuant to the Registration Statement.

          (xiv) (A) the Registration Statement and the Prospectus and any supplement or amendment thereto (except for the financial statements and other financial and statistical data and Schedule II included therein as to which no opinion need be expressed) comply as to form in all material respects with the Act, (B) such counsel has no reason to believe that (except for the financial statements and other financial and statistical data and Schedule II as to which such counsel need not express any belief) at the time the Registration Statement became effective and on the date of this Agreement, the Registration Statement and the prospectus included therein contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) such counsel has no reason to believe that the Prospectus, as amended or supplemented, if applicable (except for the financial statements and Schedule II and other financial and statistical data, as aforesaid) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

               (xv) this Agreement has been duly authorized, executed and delivered by the Company

          In giving such opinion with respect to the matters covered by clause
(xiv) such counsel may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified.

          The opinion of Kilpatrick Stockton LLP described in paragraph (f) above shall be rendered to you at the request of the Company and shall so state therein.

          (g) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Underwriters), dated the Closing Date, of King and Spalding, counsel for Bank of Nova Scotia, satisfactory to the Underwriters, substantially to the effect that:

          (i) the statements under the captions "Principal and Selling Shareholders" in the Prospectus, to the extent such statements relate to Bank of Nova Scotia and its interests in the Company, fairly present the information called for therein;

          (ii) the execution, delivery and performance of this Agreement by Bank of Nova Scotia, compliance by Bank of Nova Scotia with all the provisions hereof and the consummation of the transactions contemplated hereby by Bank of Nova Scotia will not require any consent, approval, authorization or other order of or qualification with, any federal, Georgia or Delaware court or governmental body or agency, or any court or governmental body or agency of [Nova Scotia, Canada] [its jurisdiction of organization] (except such as may be required under the securities or Blue Sky laws of the various states) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under the organizational documents of Bank of Nova Scotia or, to the best of such counsel's knowledge, any indenture, loan or credit agreement, mortgage, lease or other agreement or other instrument to which Bank of Nova Scotia is a party or by which Bank of Nova Scotia or its properties are bound or violate or conflict with any laws, rules or regulations that such counsel knows to be applicable to the transactions contemplated by this Agreement, or any judgments, orders or decrees known to such counsel of any court, or any governmental agency or body having jurisdiction over Bank of Nova Scotia or its property;

          (iii) this Agreement has been duly authorized, executed and delivered by Bank of Nova Scotia;

          (iv) the Custody Agreement to which Bank of Nova Scotia is a party has been duly authorized, exe-cuted and delivered by Bank of Nova Scotia and is a valid and binding agreement of Bank of Nova Scotia enforceable in accordance with its terms;

          (v) Bank of Nova Scotia has full legal right, power and authority, and any approval required by law (other than any approval imposed by the applicable state securities and Blue Sky laws) to sell, assign, transfer and deliver the Shares to be sold by it in the manner provided in this Agreement and such Custody Agreement;

          (vi) upon transfer of the Shares by the Bank of Nova Scotia to the Underwriters, the Underwriters will acquire such Shares free of all adverse claims (within the meaning of the Uniform Commercial Code as in effect in the State of [New York]). "Transfer" of the Shares to the Underwriters will occur upon the making by DTC of appropriate entries transferring the Shares on its books and records to the account of the Underwriters; and

          (vii) the power of attorney signed by Bank of Nova Scotia appointing Gerald V. Gurbacki and Theodore R. Kallgren, or either of them, as such Selling Stockholder's attorney-in-fact to the extent set forth therein with regard to the transactions contemplated hereby and by the Registration Statement has been duly authorized, executed and delivered by or on behalf of Bank of Nova Scotia and is a valid and binding instrument of Bank of Nova Scotia enforceable in accordance with its terms, and pursuant to such power of attorney, Bank of Nova Scotia has authorized Gerald V. Gurbacki and Theodore R. Kallgren, or either of them, to execute and deliver on its behalf this Agreement and each other document necessary or desirable in connection with transactions contemplated hereby and to deliver the Shares to be sold by it pursuant to this Agreement.

          The opinion of King & Spalding described in paragraph (g) above shall be rendered to you at the request of Bank of Nova Scotia and shall so state therein.

          (h) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Underwriters), dated the Closing Date,
of [            ]
counsel for Brian R. Esher ("Esher"), satisfactory to the Underwriters, substantially to the effect that:

          (i) the statements under the captions "Principal and Selling Shareholders" in the Prospectus, to the extent such statements relate to Esher and his interests in the Company, fairly present the information called for therein;

          (ii) the execution, delivery and performance of this Agreement by Esher, compliance by Esher with all the provisions hereof and the consummation of the transactions contemplated hereby by Esher will not require any consent, approval, authorization or other order of or qualification with, any federal, Georgia or Delaware court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states) or, to the best of such counsel's knowledge, any indenture, loan or credit agreement, mortgage, lease or other agreement or other instrument to which Esher is a party or by which he or his properties are bound or violate or conflict with any laws, rules or regulations that such counsel knows to be applicable to the transactions contemplated by the Agreement, or any judgments, orders or decrees known to such counsel of any court, or any governmental agency or body having jurisdiction over Esher or his property;

          (iii) this Agreement has been duly executed and delivered by Esher;

          (iv) the Custody Agreement to which Esher is a party has been duly executed and delivered by Esher, and is a valid and binding agreement of Esher enforceable in accordance with its terms;

          (v) Esher has full legal right, power and authority, and any approval required by law (other than any approval imposed by the applicable state securities and Blue Sky laws) to sell, assign, transfer and deliver the Shares to be sold by him in the manner provided in this Agreement and such Custody Agreement;

          (vi) upon transfer of the Shares by Esher to the Underwriters, the Underwriters will acquire such Shares free of all adverse claims (within the meaning of the Uniform Commercial Code as in effect in the State of

[New York]). "Transfer" of the Shares to the Underwriters will occur upon the making by DTC of appropriate entries transferring the Shares on its books and records to the account of the Underwriters; and

          (vii) the power of attorney signed by Esher appointing Gerald V. Gurbacki and Theodore R. Kallgren, or either of them, as Esher's attorney-in-fact to the extent set forth therein with regard to the transactions contemplated hereby and by the Registration Statement has been duly executed and delivered by Esher and is a valid and binding instrument of Esher enforceable in accordance with its terms, and pursuant to such power of attorney, Esher has authorized Gerald V. Gurbacki and Theodore R. Kallgren, or either of them, to execute and deliver on his behalf this Agreement and each other document necessary or desirable in connection with the transactions contemplated hereby and to deliver the Shares to be sold by Esher pursuant to this Agreement.

          The opinion of counsel for Esher described in paragraph (h) above shall be rendered to you at the request of Esher and shall so state therein.

          (i) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Underwriters), dated the Closing Date,
of [            ] counsel for the Brian R. Esher Children's Trust (the "Esher
Trust"), satisfactory to the Underwriters, substantially to the effect that:

          (i) the statements under the captions "Principal and Selling Shareholders" in the Prospectus, to the extent such statements relate to the Esher Trust and its interests in the Company, fairly present the information called for therein;

          (ii) the execution, delivery and performance of this Agreement by the Esher Trust, compliance by the Esher Trust with all the provisions hereof and the consummation of the transactions contemplated hereby by the Esher Trust will not require any consent, approval, authorization or other order of or qualification with, any federal, Georgia or Delaware court or governmental body or agency [or any court or governmental body or agency of its jurisdiction of organization] (except such as may be required under the securities or Blue Sky laws of the various states) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under the organizational documents of the Esher Trust or, to the best of such counsel's knowledge, any indenture, loan or credit agreement, mortgage, lease or other agreement or other instrument to which the Esher Trust is a party or by which the Esher Trust or its properties are bound or violate or conflict with any laws, rules or regulations that such counsel knows to be applicable to the transactions contemplated by the Agreement, or any judgments, orders or decrees known to such counsel of any court, or any governmental agency or body having jurisdiction over the Esher Trust or its property;

          (iii) this Agreement has been duly authorized, executed and delivered by the Esher Trust;

          (iv) the Custody Agreement to which the Esher Trust is a party has been duly authorized, executed and delivered by the Esher Trust, and is a valid and binding agreement of the Esher Trust enforceable in accordance with its terms;

          (v) the Esher Trust has full legal right, power and authority, and any approval required by law (other than any approval imposed by the applicable state securities and Blue Sky laws) to sell, assign, transfer and deliver the Shares to be sold by it in the manner provided in this Agreement and such Custody Agreement;

          (vi) upon transfer of the Shares by the Esher Trust to the Underwriters, the Underwriters will acquire such Shares free of all adverse claims (within the meaning of the Uniform Commercial Code as in effect in the State of [New York]). "Transfer" of the Shares to the Underwriters will occur upon the making by DTC of appropriate entries transferring the Shares on its books and records to the account of the Underwriters; and

          (vii) the power of attorney signed by the Esher Trust appointing Gerald V. Gurbacki and Theodore R. Kallgren, or either of them, as its attorney-in-fact to the extent set forth therein with regard to the transactions contemplated hereby and by the Registration Statement has been duly authorized, executed and delivered by or on behalf of the Esher Trust and is a valid and binding instrument of the Esher Trust enforceable in accordance with its terms, and pursuant to such power of attorney, the Esher Trust has authorized Gerald V. Gurbacki and Theodore R. Kallgren, or either of them, to execute and deliver on its behalf this Agreement and each other document necessary or desirable in connection with transactions contemplated hereby and to deliver the Shares to be sold by the Esher Trust pursuant to this Agreement.

          The opinion of counsel for the Esher Trust described in paragraph (i) above shall be rendered to you at the request of the Esher Trust and shall so state therein.

          (j) The Representatives shall have received an opinion, dated the Closing Date, of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriters, in form and substance reasonably satisfactory to the Representatives.

          (k) You shall have received on each of the date hereof and the Closing Date a letter on and as of the date hereof or Closing Date as the case may be, in form and substance satisfactory to you, from Ernst & Young LLP, independent public accountants, containing the information and statements of the type ordinarily included in accountants' "comfort letters" to Underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

          (l) The merger of Pameco Holdings, Inc. and the Delaware corporation previously known as Pameco Corporation into the Company, and the associated recapitalization of the Company as described in the Prospectus, shall have been consummated on terms and conditions reasonably satisfactory to the Representatives.

          (m) The Company and the Selling Stockholders shall not have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company at or prior to the Closing Date.

          (n) The Company shall have delivered to you the agreements specified in Section 2 hereof which agreements shall be in full force and effect on the Closing Date.

          (o) The Shares shall have been duly listed, subject to notice of issuance, on the New York Stock Exchange.

          The several obligations of the Underwriters to purchase any Additional Shares hereunder are subject to the delivery to you on the applicable Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of such Additional Shares and other matters related to the issuance of such Additional Shares.

          10.  Effective Date of Agreement and Termination.  This Agreement
               -------------------------------------------
shall become effective upon the execution and delivery of this Agreement by the parties hereto.

          This Agreement may be terminated at any time prior to the Closing Date by you by written notice to the Sellers if any of the following has occurred:
(i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change or development involving a prospective material adverse change in the condition, financial or otherwise, of the Company and the Subsidiary, taken as a whole, or the earnings, affairs, or business prospects of the Company and the Subsidiary, taken as a whole, whether or not arising in the ordinary course of business, which would, in your judgment, make it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus, (ii) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in your judgment, is material and adverse and would, in your judgment, make it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus, (iii) the suspension or material limitation of trading in securities on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market System, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business or operations of the Company or the Subsidiary, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States.

          If on the Closing Date or on an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase the Firm Shares or Additional Shares, as the case may be, which it or they have agreed to purchase hereunder on such date and the aggregate number of Firm Shares or Additional Shares, as the case may be, which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the total number of Shares to be purchased on such date by all Underwriters, each non-defaulting Underwriter shall be obligated severally, in the proportion which the number of Firm Shares set forth opposite its name in Schedule I bears to the total number of Firm Shares which all the non-defaulting Underwriters, as the case may be, have agreed to purchase, or in such other proportion as you may specify, to purchase the Firm Shares or Additional Shares, as the case may be, which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase on such date; provided that in no event shall the number of Firm Shares
                       --------
or Additional Shares, as the case may be, which any Underwriter has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this Section 10 by an amount in excess of one-ninth of such number of Firm Shares or Additional Shares, as the case may be, without the written consent of such Underwriter. If on the Closing Date any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares, with respect to which such default occurs is more than one-tenth of the aggregate number of Shares to be purchased on such date by all Underwriters and arrangements satisfactory to you and the applicable Sellers for purchase of such Shares are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter and the applicable Sellers. In any such case which does not result in termination of this Agreement, either you or the Sellers shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. If, on an Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased on such date, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase such Additional Shares or (ii) purchase not less than the number of Additional Shares that such non-defaulting Underwriters would have been obligated to purchase on such date in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of any such Underwriter under this Agreement.

          11.  Agreements of the Selling Stockholders.  Each Selling Stockholder
               --------------------------------------
severally agrees with you and the Company:

          (a) To pay or to cause to be paid all transfer taxes with respect to the Shares to be sold by such Selling Stockholder;

          (b) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of such Selling Stockholder's obligations under this Agreement including the fees, disbursements and expenses of the Selling Stockholder's counsel; and

          (c) To take all reasonable actions in cooperation with the Company and the Underwriters to cause the Registration Statement to become effective at the earliest possible time, to do and perform all things to be done and performed by the Selling Stockholder under this Agreement prior to the Closing Date and to the extent within its reasonable control satisfy all conditions precedent to the delivery of the Shares pursuant to this Agreement.

          12.  Miscellaneous.  Notices given pursuant to any provision of this
               -------------
Agreement shall be addressed as follows: (a) if to the Company, to Pameco Corporation, 1000 Center Place, Norcross, Georgia 30093, Attention: Chief Executive Officer, (b) if to the Selling Stockholders, to Messrs. Gerald V. Gurbacki and Theodore R. Kallgren c/o Pameco Corporation, 1000 Center Place, Norcross, Georgia 30093 and (c) if to any Underwriter or to you, to you c/o Donaldson, Lufkin & Jenrette Securities Corporation, 140 Broadway, New York, New York 10005, Attention: Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

          The respective indemnities, contribution agreements, representations, warranties and other statements of the Selling Stockholders, the Company, its officers and directors and of the several Underwriters set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Shares, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, any officer or director or person controlling any Underwriter or by or on behalf of the Sellers, the officers or directors of the Company or any controlling person of the Sellers, (ii) acceptance of the Shares and payment for them hereunder and (iii) termination of this Agreement.

          If for any reason the Shares are not delivered by or on behalf of the Company as provided herein (other than as a result of any termination of this Agreement pursuant to Section 10), the Company agrees to reimburse the several Underwriters for all out-of-pocket expenses (including the fees and disbursements of counsel) reasonably incurred by them.

          Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Sellers, the Underwriters and their respective directors, officers and controlling persons referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Shares from any of the several Underwriters merely because of such purchase.

          This Agreement shall be governed and construed in accordance with the laws of the State of New York.

          This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

          Please confirm that the foregoing correctly sets forth the agreement between the Company, the Selling Stockholders and the several Underwriters.


                              Very truly yours,

                              PAMECO CORPORATION



                              By_________________________
                                Title:



                              THE SELLING STOCKHOLDERS NAMED IN SCHEDULE II
                              HERETO



                              By_________________________
                                      Attorney-in-fact



DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
THE ROBINSON-HUMPHREY COMPANY, INC.
SCHRODER WERTHEIM & CO. INCORPORATED

Acting severally on behalf of
  themselves and the several
  Underwriters named in
  Schedule I hereto

By DONALDSON, LUFKIN & JENRETTE
     SECURITIES CORPORATION


   By__________________________

                                  SCHEDULE I
                                  ----------



                                       Number of Firm Shares
   Underwriters                           to be Purchased
   ------------                        ---------------------

Donaldson, Lufkin & Jenrette
  Securities Corporation
The Robinson-Humphrey Company, Inc.
Schroder Wertheim & Co. Incorporated



                                       _____________________

     Total

                                  SCHEDULE II
                                  -----------



                              Selling Stockholders
                              --------------------



                                            Number of Firm
   Name                                    Shares Being Sold
   ----                                    -----------------

Brian R. Esher

Brian R. Esher Children's Trust

Bank of Nova Scotia



                                           ________________

     Total

                                    ANNEX I
                                    -------



                         Required Stockholder Lock-ups
                         -----------------------------

                                  May__, 1997



PAMECO CORPORATION
1000 Center Place
Norcross, Georgia  30093

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
THE ROBINSON-HUMPHREY COMPANY, INC.
SCHRODER WERTHEIM & CO. INCORPORATED
  As representatives of the
    several underwriters
    named in Schedule I to
    the Underwriting Agreement
    (as defined herein)
  c/o Donaldson, Lufkin & Jenrette
        Securities Corporation
      140 Broadway
      New York, New York  10005

Ladies and Gentlemen:

          The undersigned understands that Donaldson, Lufkin & Jenrette Securities Corporation, The Robinson-Humphrey Company, Inc. and Schroder Wertheim & Co. Incorporated, as Representatives (the "Representatives") of the several underwriters (the "Underwriters"), propose to enter into an Underwriting Agreement (the "Underwriting Agreement") with Pameco Corporation (the "Company"), and certain selling stockholders providing for the public offering by the Underwriters, including the Representatives, of Class A Common Stock, par value $.01 per share of the Company (the "Initial Public Offering").

          In consideration of the Underwriters' agreement to purchase and undertake the Initial Public Offering of the Class A Common Stock and for other good and valuable consideration, receipt of which is hereby acknowledged,

PAMECO CORPORATION
DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
THE ROBINSON-HUMPHREY COMPANY, INC.
SCHRODER WERTHEIM & CO. INCORPORATED
April   , 1997
Page 2

the undersigned agrees not to offer, sell, pledge, contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of directly or indirectly any shares of any class of common stock of the Company ("Common Stock") or any securities convertible into or exercisable or exchangeable for Common Stock or in any other manner transfer all or a portion of the economic consequences associated with the ownership of any Common Stock, (regardless of whether any of the foregoing transactions is to be settled by the delivery of the Common Stock or such other securities, in cash or otherwise), except to the Underwriters pursuant to this Agreement, for a period of 180 days after the commencement of the Initial Public Offering without the prior written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Notwithstanding the foregoing, during such 180 period, the undersigned may transfer Common Stock by way of off-market transfers to those of its affiliates (as that term is defined in Rule 144 under the Securities Act of 1933, as amended) which agree in writing with the Underwriters to be bound by the provisions of this letter agreement.

          In addition, the undersigned agrees that the Company may, and that the undersigned will, (i) with respect to any shares of Common Stock for which the undersigned is the record holder, cause the transfer agent for the Company to note stop transfer instructions with respect to such shares of Common Stock on the transfer books and records of the Company and (ii) with respect to any shares of Common Stock for which the undersigned is the beneficial holder but not the record holder, cause the record holder of such shares of Common Stock to cause the transfer agent for the Company to note stop transfer instructions with respect to such shares of Common Stock on the transfer books and records of the Company.

PAMECO CORPORATION
DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
THE ROBINSON-HUMPHREY COMPANY, INC.
SCHRODER WERTHEIM & CO. INCORPORATED
April   , 1997
Page 3

          The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this letter agreement, and that, upon request, the undersigned will execute any additional documents necessary or desirable in connection with the enforcement hereof. The obligations provided herein shall survive the death or incapacity of the undersigned (if the undersigned is an individual) and shall be binding upon the heirs, personal representatives, successors, administrators and assigns of the undersigned.

                                       Very truly yours,



                                       ----------------------------------------
                                       (Signature)


-----------------------------------
(Name - Please Type)

-----------------------------------

-----------------------------------

-----------------------------------
(Address)


-----------------------------------
Social Security or Taxpayer
Identification No.)


     Number of shares owned            Certificate numbers:
     or subject to warrants,
     options or convertible            --------------------
     securities:

PAMECO CORPORATION
DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
THE ROBINSON-HUMPHREY COMPANY, INC.
SCHRODER WERTHEIM & CO. INCORPORATED
April   , 1997
Page 4



-----------------------------------    ----------------------------------------

                              Pameco Corporation

                            Initial Public Offering


                               Custody Agreement
                               -----------------


[Transfer Agent]
[Address]

Ladies and Gentlemen:

          There are delivered to you herewith certificates representing shares of Common Stock, par value $.01 per share ("Class A Common Stock"), of Pameco Corporation, a Georgia corporation (the "Company"). The certificates representing shares of Class A Common Stock delivered herewith, are sometimes collectively referred to herein as the "Securities." Each of the Securities so delivered is accompanied by a duly executed assignment form duly endorsed for transfer and is in negotiable form bearing the signature of the undersigned, which signature is guaranteed by a commercial bank or trust company having an office or a correspondent in New York City, New York or by a member firm of the New York, American or Pacific Stock Exchange if the assignment form is in the name of anyone other than the undersigned. The Securities are to be held by you as Custodian for the account of the undersigned and are to be disposed of by you in accordance with this Custody Agreement (the "Custody Agreement").

          If the undersigned is acting as a fiduciary, officer, partner or
          ----------------------------------------------------------------
agent, the undersigned has also delivered certified copies of the appropriate
-----------------------------------------------------------------------------
instruments pursuant to which the undersigned is authorized to act hereunder.
----------------------------------------------------------------------------

          The undersigned agrees to deliver to the Attorneys (as herein defined) or to you such additional documentation as the Attorneys, or any of them, or the Company or the Representatives (as herein defined) or you or any of their respective counsel may request to effectuate or confirm compliance with any of the provisions hereof or of the Underwriting Agreement (as herein defined), all of the foregoing to be in form and substance satisfactory in all respects to the Attorneys and you or such counsel.

          Concurrently with the execution and delivery of this Custody Agreement, the undersigned has executed a power of attorney (the "Power of Attorney") to Gerald V. Gurbacki and Theodore R. Kallgren, individually (and collectively, the "Attorneys"), authorizing the Attorneys, each with full power and authority to act alone, including full power of substitution, to sell from the number of Securities represented by the certificates deposited with you hereunder that number of Securities, and for that purpose to enter into and perform an underwriting agreement (the "Underwriting Agreement") among the Company, certain securityholders of the Company including the undersigned (the "Selling Securityholders"), Donaldson, Lufkin & Jenrette Securities Corporation, The Robinson-Humphrey Company, Inc. and Schroder Wertheim & Co. Incorporated as the representatives (the "Representatives") of and on behalf of each of the several underwriters to be named in the Underwriting Agreement (the "Underwriters").

          You are authorized and directed to hold the Securities deposited with you hereunder in your custody, and on the Closing Date (as defined in the Underwriting Agreement) or such other date, as provided to you in writing, and as specified in the Underwriting Agreement, you shall (i) take all necessary action to cause the Securities to be sold and transferred on the books of the Company into such names as the Representatives, on behalf of the several Underwriters, shall have instructed you and to surrender the certificates representing the Securities to you, as transfer agent for the Securities, in exchange for new certificates for shares of Class A Common Stock registered in such names and in such denominations as the Representatives shall have instructed you; (ii) deliver such new certificates to the Representatives, for the accounts of the several Underwriters, against payment for such Securities at the purchase price per share as provided to you in writing and as determined in accordance with the Underwriting Agreement, and give receipt for such payment;
(iii) deposit the same to your account as Custodian, and draw upon such account to pay such expenses, if any (the "Expenses"), as you may be instructed to pay by the Attorneys, or any of them; (iv) when instructed by an Attorney to do so, to transmit to the undersigned, within 24 hours of such instruction to you, the balance, if any, of the amount received by you as payment for the Securities after deducting the Expenses. Such balance is to be paid in the manner requested by the undersigned at the end of the letter of transmittal returned to you herewith or in such manner as you, in accordance with the terms hereof, shall deem appropriate provided that if no instructions are given to you, payment shall be made to the undersigned by check at the address to which the letter of transmittal was sent. With such remittance you shall also return to the undersigned new certificates representing the number of shares of Class A Common Stock, if any, represented by the number of Securities deposited which are in excess of the number of Securities sold by the undersigned to the Underwriters.

          If the Underwriting Agreement shall not have been entered into prior to __________, 1997, then, upon the written request of the undersigned to you (accompanied by written notice of termination of the Power of Attorney addressed to each of the Attorneys, in your care) on or after that date, you are to return to the undersigned the Securities deposited with you hereunder, together with any stock powers delivered herewith.

          Under the terms of the Power of Attorney, the authority conferred thereby is granted, made and conferred subject to and in consideration of the interests of the Underwriters, the Company and the Selling Securityholders and, prior to ____________, 1997, is irrevocable and not subject to termination by the undersigned or by operation of law, whether by the death, incapacity, termination, dissolution or liquidation of the undersigned or otherwise, and the obligations of the undersigned pursuant to the Underwriting Agreement are similarly not subject to termination and shall remain in full force and effect until such date and, to the extent provided therein, after such date. Accordingly, the certificates deposited with you hereunder and this Custody Agreement and your authority hereunder are subject to the interests of the several Underwriters, the Company and the other Selling Securityholders, and this Custody Agreement and your authority hereunder are irrevocable and are not subject to termination by the undersigned, by operation of law, whether by the death or incapacity of the undersigned, the termination of any trust or estate, the death or incapacity of one or more trustees, guardians, executors or administrators under such trust or estate, the dissolution or liquidation of any corporation or partnership or the occurrence of any other event. If the undersigned should die or become incapacitated, if any trust or estate should be terminated, if any corporation or partnership should be dissolved or liquidated, or if any other such event should occur before the delivery of the Securities to be sold by the undersigned under the Underwriting Agreement, certificates for such Securities shall be delivered by you on behalf of the undersigned in accordance with the terms and conditions of the Underwriting Agreement and this Custody Agreement, and action taken by you pursuant to this Custody Agreement shall be as valid as if such death or incapacity, termination, dissolution, liquidation or other event had not occurred, regardless of whether or not you or the Attorneys, or either of them, shall have received notice of such death, incapacity, termination, dissolution, liquidation or other event. ________________ is authorized to instruct you on irregularities or discrepancies in letters of transmittal and discrepancies in the form of Securities and accompanying documents.

          Until payment of the purchase price for the Securities has been made to you by or for the account of the several Underwriters, the undersigned shall remain the owner of the Securities and shall have the right to vote the Securities and all other securities, if any, represented by the certificates deposited with you hereunder and to receive all dividends and distributions thereon.

          You shall be entitled to act and rely upon any statement, request, notice or instructions respecting this Custody Agreement given to you on behalf of the undersigned, if the same shall have been made or given to you by the undersigned, the Representatives, or by the Attorneys, or any of them and you shall not be liable for any action taken or omitted upon any such statement, request, notice or instrument; provided, however, that you shall not be entitled to act on any
            -----------------
statement or notice to you with respect to the Closing Date under the Underwriting Agreement, or with respect to the non-effectiveness or termination of the Underwriting Agreement, or advising that the Underwriting Agreement has not been executed and delivered, unless such statement or notice shall have been confirmed in writing to you by the Representatives.

          In taking any action requested or directed by the Representatives under the terms of this Custody Agreement, you will be entitled to rely upon a writing signed by an authorized employee of Donaldson, Lufkin & Jenrette Securities Corporation.

          It is understood that you assume no responsibility or liability to any person other than to deal with the certificates deposited with you hereunder and the proceeds from the sale of all or a portion of the securities represented thereby in accordance with the provisions of this Custody Agreement, and the undersigned agrees to indemnify and hold you harmless against any and all claims, losses, liabilities, damages and expenses (including reasonable attorneys fees) with respect to anything done by you in good faith in accordance with the foregoing instructions. The provisions of this paragraph shall survive the termination of this Custody Agreement.

          The undersigned represents and warrants that:

          (i) The undersigned is the lawful owner of the Securities to be sold by the undersigned pursuant to the Underwriting Agreement and has, and on the Closing Date referred to in Section 4 of the Underwriting Agreement will have, good and clear title to such Securities, free of all restrictions on transfer, liens, encumbrances, security interests and claims whatsoever.

          (ii) The undersigned has, and on the Closing Date will have, full legal right, power and authority to enter into the Underwriting Agreement and this Agreement and to sell, assign, transfer and deliver such Securities in the manner provided herein and therein, and the Underwriting Agreement and this Agreement have been duly authorized, executed and delivered by the undersigned and each of the Underwriting Agreement and this Agreement is a valid and binding agreement of the undersigned, enforceable in accordance with its terms, except as rights to indemnity and contribution under Section 8 of the Underwriting Agreement may be limited by applicable law.

          (iii) The Power of Attorney signed by such Selling Securityholder appointing Gerald V. Gurbacki and Theodore R. Kallgren, or any one of them, as his or her attorney-in-fact to the extent set forth therein with regard to the transac-tions contemplated by the Underwriting Agreement and by the Registration Statement (as defined in the Underwriting Agreement) and this Agreement has been duly authorized, executed and delivered by or on behalf of the undersigned and is a valid and binding instrument of the undersigned enforceable in accordance with its terms and, pursuant to the Power of Attorney, the undersigned has authorized Gerald V. Gurbacki and Theodore R. Kallgren or any one of them, to execute and deliver on his or her behalf the Underwriting Agreement and any other document necessary or desirable in connection with transactions contemplated hereby and to deliver the Securities to be sold by the undersigned pursuant to the Underwriting Agreement.

          (iv) Such Selling Securityholder has not taken, and will not take, directly or indirectly, any action designed to, or which might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities pursuant to the distribution contemplated by the Underwriting Agreement, and other than as permitted by the Act (as defined in the Underwriting Agreement), the Selling Securityholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Securities.

          The foregoing representations, warranties and agreements, as well as those contained in the Power of Attorney and those contained in the Underwriting Agreement, are made for the benefit of, and may be relied upon by, the other Selling Securityholders, the Attorneys, the Company, Kilpatrick Stockton LLP, the Underwriters and their representatives, agents and counsel, Skadden, Arps, Slate, Meagher & Flom LLP, and the Custodian.

          The Custody Agreement shall be governed by the laws of the State of New York.

          Please acknowledge your acceptance hereof as Custodian, and receipt of the certificate(s) and letter of transmittal deposited with you hereunder, by executing and returning the enclosed copy hereof to the undersigned.

Dated: May ___, 1997


Print Name(s) and Address:          Very truly yours,

__________________________          ______________________*

__________________________

__________________________          ______________________*
                                    Signature(s)

Taxpayer I.D. #:_________

Telephone Number:

(   )
_________________________

_________
*To be signed in exactly the same manner as the securities are registered.
                 -------

Instruction: If you are an individual and are married, please have your spouse
-----------
complete this form:


                                SPOUSAL CONSENT
                                ---------------


          I am the spouse of _____________________. On behalf of myself, my heirs and legatees, I hereby join in and consent to the terms of the foregoing Custody Agreement and agree to the sale of the shares of Class A Common Stock of Pameco Corporation, registered in the name of my spouse or otherwise registered, which my spouse proposes to sell pursuant to the Underwriting Agreement (as defined therein).

Dated: May ___, 1997

                              _______________________________
                                    (Signature of Spouse)

Instruction:  Complete each column as to certificates to be deposited with the
-----------
Custodian.

                             CERTIFICATES DEPOSITED
                             ----------------------



                    Number of Shares               Maximum Number of
                    of Common Stock                Shares of Common
Stock               Represented by                 Stock To Be Sold
Cert. No.           Each Certificate               from Certificate*
--------            ----------------               ----------------



Total               __________________             _________________



     * If no indication is made as to the certificates from which securities to be sold shall be allocated, then selection will be made at the Custodian's discretion. The Attorneys-in-Fact do not have the power to sell a greater number of Securities than is listed in this column, although they may sell a lesser number.

Instruction:  Indicate how you wish to receive payment for the securities sold
-----------
to the Underwriters. Please note that if you are selling securities held by a corporation or other association or in the name of a trust, payment will be made only to the corporation or other association or trust. A wire transfer can be made only to an account standing in exactly the same name as the person or entity, including trusts, corporations or other associations, holding the securities being sold.

                               MANNER OF PAYMENT
                               -----------------

          I request that payment of the net proceeds from the sale of the shares of Class A Common Stock of the Company to be sold by me pursuant to the Underwriting Agreement be made in the following manner (CHECK ONE):

(____)    CHECK made payable to:

---------------------------------------------------

to be sent to the following address:

---------------------------------------------------

---------------------------------------------------

phone (____)  ---------------------------

Please send by (check one):

(____)    First Class Mail
(____)    Federal Express
          Federal Express Account Number:

          _____________________
(____)    WIRE TRANSFER to the following account:

          Account No.
                     ---------------------------------
          Bank
              ----------------------------------------
                         (Name)

              ----------------------------------------
                         (Address)
          ABA No.
                 -------------------------------------

          phone (    )
                 ---- --------------------------------
(____)    OTHER (please specify):

          --------------------------------------------

          --------------------------------------------

                    CUSTODIAN'S ACKNOWLEDGEMENT AND RECEIPT


          _________________ of ________________ as Custodian, acknowledges acceptance of the duties of the Custodian under the foregoing Custody Agreement and receipt of the certificates and letter of transmittal referred to therein.


          Dated:             , 1995



                                    _______________________


                                    By_____________________


                                    Its____________________



                      DO NOT DETACH FROM CUSTODY AGREEMENT
                      ------------------------------------

                               Pameco Corporation
                            Initial Public Offering

              Selling Stockholder's Irrevocable Power of Attorney
              ---------------------------------------------------



Gerald V. Gurbacki
Theodore R. Kallgren

  c/o Pameco Corporation
  1000 Center Place
  Norcross, Georgia  30093

Ladies and Gentlemen:


          The undersigned, Pameco Corporation (the "Company") and certain other holders of the Company's Class A Common Stock (such holders and the undersigned being hereinafter sometimes collectively referred to as the "Selling Stockholders"), propose to enter into an Underwriting Agreement (the "Underwriting Agreement") with Donaldson, Lufkin & Jenrette Securities Corporation, The Robinson-Humphrey Company, Inc. and Schroder Wertheim & Co. Incorporated as representatives (the "Representatives") of a group of underwriters to be named in the Underwriting Agreement (the "Underwriters").
The Selling Stockholders propose to sell certain authorized and issued shares of the Class A Common Stock, par value $.01 per share, of the Company (the "Class A Common Stock") owned by them to the Underwriters pursuant to the Underwriting Agreement. All terms not otherwise defined herein have the meanings given to them in the Underwriting Agreement. The undersigned hereby irrevocably constitutes and appoints Gerald V. Gurbacki and Theodore R. Kallgren, each with full power and authority to act alone in any matter hereunder and with all power of substitution, the true and lawful attorneys-in-fact (the "Attorneys") of the undersigned with full power in the name of, for and on behalf of, the undersigned with respect to all matters arising in connection with the sale of Class A Common Stock by the undersigned including, but not limited to, the power and authority to take any and all of the following actions:

          (1) To sell and deliver to the several Underwriters up to the number of shares of Class A Common Stock as set forth in Attachment No. 1 to the letter of transmittal returned to you herewith (such total number of shares as is finally determined by the Attorneys and set forth opposite the name of the undersigned in Schedule II to the Underwriting Agreement are hereinafter referred to as the "Securities"), such Securities to be represented by certificates deposited by the undersigned pursuant to the letter of transmittal, and the Custody Agreements (each, a "Custody Agreement") between the undersigned and __________ of ____________, as Custodian (the "Custodian"), at a purchase price per share to be paid by the Underwriters as the Attorneys, or any one of them, in their sole discretion shall determine, but at the same price per share at which the Company and all other Selling Stockholders sell Class A Common Stock to the Underwriters and in no event less than [$14] per share of Class A Common Stock and on such other terms as are determined by the Attorneys;

          (2) For the purpose of effecting such sale, to execute, deliver and perform the Underwriting Agreement and in conjunction with the Representatives and a committee of the Board of Directors of the Company to determine the public offering price and the purchase price per share of Class A Common Stock to be paid by the Underwriters as determined by the Attorneys (subject to paragraph (1) above) and the other terms of sale in accordance with the Underwriting Agreement, with full power to make such amendments to the Underwriting Agreement as the Attorneys in their sole discretion may deem advisable;

          (3) (a) To give such orders and instructions to the Custodian as the Attorneys may determine with respect to (i) the transfer on the books of the Company of any shares of Class A Common Stock to be sold by the undersigned to the Underwriters in order to effect such sale (including the names in which new certificates for shares of Class A Common Stock are to be issued and the denominations thereof), (ii) the delivery to or for the account of the Underwriters of the certificates for the Securities against receipt by the Custodian or its agent of the purchase price to be paid therefor, (iii) the payment, out of the proceeds (net of underwriting discounts) from the sale of the Securities by the undersigned to the Underwriters, of any expense incurred in accordance with paragraph (5) which is not payable by the Company, and (iv) the return to the undersigned of new certificates representing the number of shares of Class A Common Stock, if any, represented by certificates deposited with the Custodian which are in excess of the number of shares of Class A Common Stock sold by the undersigned to the Underwriters; and (b) to amend the Custody
     Agreement and the Underwriting Agreement and any related documents in such manner as the Attorneys may determine to be in the best interests of the undersigned;

          (4) On behalf of the undersigned, to make the representations and warranties and enter into the agreements contained in the Underwriting Agreement (including, without limitation, the restriction on sales or other dispositions of shares of Class A Common Stock and securities convertible into or exercisable or exchangeable for shares of Class A Common Stock by the undersigned);

          (5) To incur any necessary or appropriate expense in connection with the sale of the Securities;

          (6) To approve on behalf of the undersigned any amendments to the Registration Statement or the Prospectus;

          (7) To retain legal counsel to represent the undersigned in connection with any and all matters referred to herein (which counsel may, but need not be, counsel for the Company);

          (8) To make, execute, acknowledge and deliver all such other contracts, stock powers, orders, receipts, notices, instructions, certificates, letters and other writings, including, without limitation, requests for the acceleration of the effectiveness of the Registration Statement, and other communications to the Securities and Exchange Commission (the "Commission"), and amendments to the Underwriting Agreement, and in general to do all things and to take all actions which the Attorneys, in their sole discretion, may consider necessary or proper in connection with or to carry out the aforesaid sale of shares to the Underwriters and the public offering thereof, as fully as could the undersigned if personally present and acting;

          (9) To make, acknowledge, verify and file on behalf of the undersigned applications, consents to service of process and such other undertakings or reports as may be required by law with state commissioners or officers administering state securities laws;

          (10) If necessary, to endorse (in blank or otherwise) on behalf of the undersigned the certificate or certificates representing the Securities, or a stock power or powers attached to such certificate or certificates;

          (11) To sell a number of shares of Class A Common Stock fewer than that set forth in the Custody Agreement pursuant to the Underwriting Agreement; and

          (12) To sign such other underwriting documents and agreements as may be necessary to consummate this transaction.

          Each of the Attorneys is hereby empowered to determine in his or her sole discretion the time or times when, purpose for and manner in which any power herein conferred upon him or her shall be exercised, and the conditions, provisions or covenants of any instrument or document which may be executed by him or her pursuant hereto. The undersigned acknowledges that Gerald V. Gurbacki is a director and officer of the Company and Theodore R. Kallgren is an officer of the Company.

          The undersigned understands the obligations and agreements of the undersigned set forth in the Underwriting Agreement will be on customary terms and conditions applicable to selling stockholders in a public offering, including as to indemnification of the Underwriters. All representations and warranties of the Selling Stockholders in Section 7 of the Underwriting Agreement are, with respect to the undersigned, and will be at the Closing Date as determined in accordance with the Underwriting Agreement, true and correct and will, as provided in the Underwriting Agreement, survive the termination of the Underwriting Agreement and the delivery of and payment for the Securities.

          Upon the execution and delivery of the Underwriting Agreement by the Attorneys on behalf of the Selling Stockholders, the undersigned agrees to be bound by and to perform each and every covenant and agreement therein of the undersigned as a Selling Stockholder (including, without limitation, the indemnification and contribution arrangements set forth in the Underwriting Agreement).

          This Power of Attorney and all authority conferred hereby are granted and conferred subject to and in consideration of the interests of the several Underwriters, the Company and the other Selling Stockholders who may become parties to the Underwriting Agreement, and for the purposes of completing the transactions contemplated by the Underwriting Agreement and this Power of Attorney.

          This Power of Attorney is an agency coupled with an interest and all authority conferred hereby shall be irrevocable, and shall not be terminated by any act of the undersigned or by operation of law, whether by the death or incapacity of the undersigned (or either or any of them) or by the occurrence of any other event or events (including, without limiting the foregoing, the termination of any trust or estate for which the undersigned is acting as a fiduciary or fiduciaries or the dissolution or liquidation of any corporation or partnership). If after the execution hereof the undersigned (or either or any of them) should die or become incapacitated, or if any trust or estate should be terminated, or if any corporation or partnership should be dissolved or liquidated, or if any other such event or events shall occur, before the completion of the transactions contemplated by the Underwriting Agreement and this Power of Attorney, certificates representing the Securities shall be delivered by or on behalf of the undersigned in accordance with the terms and conditions of the Underwriting Agreement and of the Custody Agreement executed by the undersigned, and actions taken by the Attorneys or any one of them, hereunder shall be as valid as if such death, incapacity, termination, dissolution, liquidation or other event or events had not occurred, regardless of whether or not the Custodian, Attorneys, Underwriters or any one of them, shall have received notice of such death, incapacity, termination, dissolution, liquidation or other event.

          Notwithstanding any of the foregoing provisions, if all of the transactions contemplated by the Underwriting Agreement and this Power of Attorney are not completed prior to ___________, 1997 then from and after such date, the undersigned shall have the power, upon written notice to the Attorneys, to terminate this Power of Attorney subject, however, to all lawful action done or performed pursuant hereto prior to the receipt of actual notice.

          The undersigned hereby represents, warrants and agrees with the Company, Kilpatrick Stockton LLP, the Underwriters listed in the Underwriting Agreement, Skadden, Arps, Slate, Meagher & Flom LLP and the other Selling Stockholders that:

          (i) The undersigned is the lawful owner of the Securities to be sold by the undersigned pursuant to the Underwriting Agreement and has, and on the Closing Date referred to in Section 4 of the Underwriting Agreement will have, good and clear title to such Securities, free of all restrictions on transfer, liens, encumbrances, security interests and claims whatsoever.

          (ii) Upon delivery of and payment for such Securities pursuant to the Underwriting Agreement, good and clear title to such Securities will pass to the Underwriters, free of all restrictions on transfer, liens, encumbrances, security interests and claims whatsoever.

          (iii) The undersigned has, and on the Closing Date will have, full legal right, power and authority to enter into the Underwriting Agreement and the Custody Agreement and to sell, assign, transfer and deliver such Securities in the manner provided herein and therein, and the Underwriting Agreement and the Custody Agreement have been duly authorized, executed and delivered by the undersigned and each of the Underwriting Agreement and the Custody Agreement is a valid and binding agreement of the undersigned enforceable in accordance with its terms, except as rights to indemnity and contribution under Section 8 of the Underwriting Agreement may be limited by applicable law.

          (iv) This Power of Attorney signed by the undersigned appointing Gerald V. Gurbacki and Theodore R. Kallgren or any one of them, as his or her attorney-in-fact to the extent set forth herein with regard to the transactions contemplated by the Underwriting Agreement and by the Registration Statement and the Custody Agreement has been duly authorized, executed and delivered by or on behalf of the undersigned and is a valid and binding instrument of the undersigned enforceable in accordance with its terms, and, pursuant to this Power of Attorney, the undersigned has authorized Gerald V. Gurbacki and Theodore R. Kallgren or any one of them, to execute and deliver on his or her behalf the Underwriting Agreement and any other document necessary or desirable in connection with transactions contemplated hereby and to deliver the Securities to be sold by the undersigned pursuant to the Underwriting Agreement.

          (v) The undersigned has not taken, and will not take, directly or indirectly, any action designed to, or which might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of the Securities pursuant to the distribution contemplated by the Underwriting Agreement, and other than as permitted by the Act, the undersigned has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Securities.

          (vi) The execution, delivery and performance of the Underwriting Agreement by the undersigned, compliance by the undersigned with all the provisions hereof and the consummation of the transactions contemplated thereby will not require any consent, approval, authorization or other order of any court, or governmental agency or body (except as such may be required under the securities laws or Blue Sky laws of the various states) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, organizational documents of the undersigned, if not an individual, or any indenture, loan or credit agreement, mortgage, lease or other agreement or instrument to which the undersigned is a party or by which the undersigned or property of the undersigned is bound, or violate or conflict with any laws, rules, regulations, judgements, orders or decrees of any court or any governmental agency or body having jurisdiction over the undersigned or property of the undersigned.

          (vii) Such parts of the Registration Statement, comprised of the table and notes thereto under the caption "Principal and Selling Shareholders" which specifically relate to the undersigned do not, and will not on the Closing Date (and Option Closing Date, if applicable), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (viii)  At any time during the Prospectus Delivery Period described in
     Section 5(d) of the Underwriting Agreement, if there is any change in the information referred to in (vii) above, the undersigned will immediately notify you, the Company and the Representatives of such change.

          (ix) Certificates in negotiable form for all Securities to be sold by the undersigned under the Underwriting Agreement have been placed in custody with the Custodian for the purpose of effecting delivery under the Underwriting Agreement.

          (x) Except as noted by the undersigned in Attachment A hereto, the undersigned is not affiliated with, or a person associated with, a member of the National Association of Securities Dealers, Inc.

          The Attorneys, and any of them, shall be entitled to act and rely upon any representation, warranty, agreement, statement, request, notice or instruction respecting this Power of Attorney given by the undersigned, not only as to the authorization, validity and effectiveness thereof, but also as to the truth and acceptability of any information therein contained; provided, however, that any statement or notice to the Attorneys with respect to the date of delivery under the Underwriting Agreement or with respect to the non-effectiveness or termination of the Underwriting Agreement, or advice that the Underwriting Agreement has not been executed and delivered, shall have been confirmed in writing to the Attorneys by the Representatives. In acting hereunder, the Attorneys may also rely on the representations, warranties and agreements of the undersigned made in the Underwriting Agreement executed by the Attorneys on behalf of the undersigned and in the Custody Agreement executed by the undersigned.

          The foregoing representations, warranties and agreements, as well as those contained in the Underwriting Agreement, are made for the benefit of, and may be relied upon by, the other Selling Stockholders, the Attorneys, the Company, Kilpatrick Stockton LLP, the Underwriters, Skadden, Arps, Slate, Meagher & Flom LLP and the Custodian and their representatives, agents and counsel.

          It is understood that the Attorneys assume no responsibility or liability to any person other than to deal with the certificates for shares of Class A Common Stock deposited with the Custodian pursuant to the Custody Agreement and the proceeds from the sale of shares of Class A Common Stock represented thereby in accordance with the provisions hereof. The Attorneys (in such capacity) make no representations with respect to and shall have no responsibility for the Registration Statement or the Prospectus or, except as herein expressly provided, for any aspect of the offering of Class A Common Stock, and the Attorneys shall not be liable for any error of judgment or for any act done or omitted or for any mistake of fact or law except for the Attorneys' own gross negligence or bad faith. The undersigned agrees to indemnify the attorneys for and to hold the Attorneys, jointly and severally, free from and harmless against any and all loss, claim, damage, liability or expense incurred by or on behalf of the Attorneys, or any of them, arising out of or in connection with acting as attorneys under this Power of Attorney, as well as the cost and expense of defending against any claim of liability hereunder, and not due to the Attorneys' own gross negligence or bad faith. The undersigned agrees that the Attorneys may consult with counsel of their choice (which may but need not be counsel for the Company) and the Attorneys shall have full and complete authorization and protection for any action taken or suffered by the Attorneys, or any of them hereunder, in good faith and in accordance with the opinion of such counsel.

          It is understood that the Attorneys shall serve entirely without compensation.

          This Power of Attorney shall be governed by the laws of the State of New York.

          Witness the due execution of the foregoing Power of Attorney as of the date written below.

DATED: May __, 1997

                                    Very truly yours,

Print Name and Address
of Selling Stockholder(s)
and Name and Title of
Person signing as Agent or          __________________________*
Fiduciary:

_____________________________       __________________________*
                                    Signature(s)
_____________________________

_____________________________

_____________________________

Telephone:  (   ) ___________


______________________
*To be signed in exactly the same manner as the shares are registered.

                            TRUSTEE ACKNOWLEDGEMENT


State of ____________________________)
                                     )  ss.
County of ___________________________)

          On this the ___ day of _____________, 199_, before me,
______________________, the undersigned Notary Public, personally appeared
___________________________.


[ ]  personally known to me

[ ] proved to me on the basis of satisfactory evidence to be the person(s) who executed the within instrument as Trustee on behalf of the Trust therein named, and acknowledged that he or she subscribed his or her name thereto as Trustee.

     WITNESS my hand and official seal.


                                    __________________________
                                    Notary's Signature


                           INDIVIDUAL ACKNOWLEDGEMENT
                           --------------------------


State of ____________________________)
                                     )  ss.
County of ___________________________)

          On this the ___ day of _____________, 199_, before me,
______________________, the undersigned Notary Public, personally appeared
___________________________.


[ ]  personally known to me

[ ] proved to me on the basis of satisfactory evidence to be the person(s) who executed the within instrument, and acknowledged that he or she subscribed his or her name thereto.

     WITNESS my hand and official seal.


                                             __________________________
                                              Notary's Signature

Instruction: If you are an individual and are married, please have your spouse
-----------
complete this form:


                                SPOUSAL CONSENT
                                ---------------


          I am the spouse of _____________________. On behalf of myself, my heirs and legatees, I hereby join in and consent to the terms of the foregoing Power of Attorney and agree to the sale of the shares of Class A Common Stock of Pameco Corporation, registered in the name of my spouse or otherwise registered, which my spouse proposes to sell pursuant to the Underwriting Agreement (as defined therein).

Dated: May ___, 1997

                                    _____________________________
                                    (Signature of Spouse)

                                  Attachment A

                    NASD Matters: Shareholder Questionnaire
                    ---------------------------------------

The National Association of Securities Dealers, Inc. ("NASD") uses the following definitions;

     "Member" includes a broker or dealer or any individual partnership,
      ------
     corporation, or other legal entity admitted to membership in the NASD or any officer or partner of such a member, or the executive representative of such a member or the substitute for such representative.

     "Person associated with a member" includes every sole proprietor, partner,
      -------------------------------
     officer, director, or branch manager of any member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by such member, whether or not such person is registered or exempt from registration with the NASD.

     "Affiliate of a member" includes any person or entity that controls, is
      ---------------------
     controlled by or is under common control with an NASD member.

          For the purpose of these definitions, control includes, but is not limited to any person who beneficially owns, directly or indirectly, ten percent or more of the outstanding voting securities of a corporation or the distributable profits or losses of a partnership. Common control shall be presumed if a person or company owns ten percent or more of the outstanding voting securities of a corporation or the distribute profits or losses of a partnership of both the member and the company, or if a person having the power to direct or cause the direction of the management or policies of the member or the company also has such power with regard to the other entity.

Please describe any affiliation or association that you have with any NASD member.


                                       1